Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT:

The undersigned director of Torchmark Corporation (the “Company”) constitutes and appoints Michael J. Klyce, Gary L. Coleman, Larry M. Hutchison and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the registration statement on Form S-8 to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, for the purpose of registering the Torchmark Corporation 2007 Long-Term Compensation Plan together with any accompanying Form S-3 resale prospectus and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/ Charles E. Adair
Charles E. Adair
Director
Date: July 26, 2007

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT:

The undersigned director of Torchmark Corporation (the “Company”) constitutes and appoints Michael J. Klyce, Gary L. Coleman, Larry M. Hutchison and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the registration statement on Form S-8 to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, for the purpose of registering the Torchmark Corporation 2007 Long-Term Compensation Plan together with any accompanying Form S-3 resale prospectus and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/ David L. Boren
David L. Boren
Director
Date: July 29, 2007

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT:

The undersigned director of Torchmark Corporation (the “Company”) constitutes and appoints Michael J. Klyce, Gary L. Coleman, Larry M. Hutchison and Carol A. McCoy, and each of them severally, her true and lawful attorneys-in-fact for her and in her name, place and stead, in any and all capacities, to sign the registration statement on Form S-8 to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, for the purpose of registering the Torchmark Corporation 2007 Long-Term Compensation Plan together with any accompanying Form S-3 resale prospectus and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/ M. Jane Buchan
M. Jane Buchan
Director
Date: July 26, 2007

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT:

The undersigned director of Torchmark Corporation (the “Company”) constitutes and appoints Michael J. Klyce, Gary L. Coleman, Larry M. Hutchison and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the registration statement on Form S-8 to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, for the purpose of registering the Torchmark Corporation 2007 Long-Term Compensation Plan together with any accompanying Form S-3 resale prospectus and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/ Robert W. Ingram
Robert W. Ingram
Director
Date: July 26, 2007

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT:

The undersigned director of Torchmark Corporation (the “Company”) constitutes and appoints Michael J. Klyce, Gary L. Coleman, Larry M. Hutchison and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the registration statement on Form S-8 to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, for the purpose of registering the Torchmark Corporation 2007 Long-Term Compensation Plan together with any accompanying Form S-3 resale prospectus and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/ Joseph L. Lanier, Jr.
Joseph L. Lanier, Jr.
Director
Date: July 26, 2007

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT:

The undersigned officer and director of Torchmark Corporation (the “Company”) constitutes and appoints Michael J. Klyce, Gary L. Coleman, Larry M. Hutchison and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the registration statement on Form S-8 to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, for the purpose of registering the Torchmark Corporation 2007 Long-Term Compensation Plan together with any accompanying Form S-3 resale prospectus and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/ Mark S. McAndrew
Mark S. McAndrew
Director, Chairman and Chief
Executive Officer
Date: July 26, 2007

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT:

The undersigned director of Torchmark Corporation (the “Company”) constitutes and appoints Michael J. Klyce, Gary L. Coleman, Larry M. Hutchison and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the registration statement on Form S-8 to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, for the purpose of registering the Torchmark Corporation 2007 Long-Term Compensation Plan together with any accompanying Form S-3 resale prospectus and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/ Lloyd W. Newton
Lloyd W. Newton
Director
Date: July 26, 2007

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT:

The undersigned director of Torchmark Corporation (the “Company”) constitutes and appoints Michael J. Klyce, Gary L. Coleman, Larry M. Hutchison and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the registration statement on Form S-8 to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, for the purpose of registering the Torchmark Corporation 2007 Long-Term Compensation Plan together with any accompanying Form S-3 resale prospectus and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/ Sam R. Perry
Sam R. Perry
Director
Date: July 26, 2007

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT:

The undersigned director of Torchmark Corporation (the “Company”) constitutes and appoints Michael J. Klyce, Gary L. Coleman, Larry M. Hutchison and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the registration statement on Form S-8 to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, for the purpose of registering the Torchmark Corporation 2007 Long-Term Compensation Plan together with any accompanying Form S-3 resale prospectus and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/ Lamar C. Smith
Lamar C. Smith
Director
Date: July 26, 2007

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT:

The undersigned director of Torchmark Corporation (the “Company”) constitutes and appoints Michael J. Klyce, Gary L. Coleman, Larry M. Hutchison and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the registration statement on Form S-8 to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, for the purpose of registering the Torchmark Corporation 2007 Long-Term Compensation Plan together with any accompanying Form S-3 resale prospectus and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/ Paul J. Zucconi
Paul J. Zucconi
Director
Date: July 26, 2007

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT:

The undersigned officer of Torchmark Corporation (the “Company”) constitutes and appoints Michael J. Klyce, Gary L. Coleman, Larry M. Hutchison and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the registration statement on Form S-8 to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, for the purpose of registering the Torchmark Corporation 2007 Long-Term Compensation Plan together with any accompanying Form S-3 resale prospectus and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/ Danny H. Almond
Danny H. Almond
Vice President and
Chief Accounting Officer
Date: July 26, 2007

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT:

The undersigned officer of Torchmark Corporation (the “Company”) constitutes and appoints Michael J. Klyce, Larry M. Hutchison and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the registration statement on Form S-8 to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, for the purpose of registering the Torchmark Corporation 2007 Long-Term Compensation Plan together with any accompanying Form S-3 resale prospectus and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/ Gary L. Coleman
Gary L. Coleman
Executive Vice President and
Chief Financial Officer
Date: July 26, 2007